Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net sales	$ 434,925	$ 391,665	$ 375,691
Cost of products sold	327,366	298,010	285,540
Gross profit	107,559	93,655	90,151
Selling, general and administrative expenses	54,254	51,734	47,968
Operating income	53,305	41,921	42,183
Other income	940	3,050	907
Other expense	(511)	(694)	(643)
Income before income taxes	53,734	44,277	42,447
Income taxes	17,593	14,173	14,244
Net income	$ 36,141	$ 30,104	$ 28,203
Earnings per share (in Dollars per share)	$ 1.38	$ 1.15	$ 1.07
Average number of shares outstanding (in Shares)	26,256,824	26,249,324	26,242,366